Exhibit 99.2

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

						4Q23 Increase/		Full	Full	FY 2023 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2022 Increase/
	2022	2023	2023	2023	2023	3Q23	4Q22	2022	2023	(Decrease)

Total revenues, net of interest expense(1)(2)(3)(4)	$18,006	$21,447	$19,436	$20,139	$17,440	(13%)	(3%)	$75,338	$78,462	4%
Total operating expenses(5)(6)(7)	12,985	13,289	13,570	13,511	15,996	18%	23%	51,292	56,366	10%
Net credit losses (NCLs)	1,180	1,302	1,504	1,637	1,994	22%	69%	3,789	6,437	70%
Credit reserve build / (release) for loans	593	435	257	179	478	NM	(19%)	956	1,349	41%
Provision / (release) for unfunded lending commitments	47	(194)	(96)	(54)	(81)	(50%)	NM	291	(425)	NM
Provisions for benefits and claims, HTM debt securities and other assets	25	432	159	78	1,156	NM	NM	203	1,825	NM
Provisions for credit losses and for benefits and claims	1,845	1,975	1,824	1,840	3,547	93%	92%	5,239	9,186	75%
Income (loss) from continuing operations before income taxes	3,176	6,183	4,042	4,788	(2,103)	NM	NM	18,807	12,910	(31%)
Income taxes (benefits)	640	1,531	1,090	1,203	(296)	NM	NM	3,642	3,528	(3%)
Income (loss) from continuing operations	2,536	4,652	2,952	3,585	(1,807)	NM	NM	15,165	9,382	(38%)
Income (loss) from discontinued operations, net of taxes(8)	(2)	(1)	(1)	2	(1)	NM	50%	(231)	(1)	100%
Net income (loss) before noncontrolling interests	2,534	4,651	2,951	3,587	(1,808)	NM	NM	14,934	9,381	(37%)
Net income (loss) attributable to noncontrolling interests	21	45	36	41	31	(24%)	48%	89	153	72%
Citigroup's net income (loss)	$2,513	$4,606	$2,915	$3,546	$(1,839)	NM	NM	$14,845	$9,228	(38%)

Diluted earnings per share:
Income (loss) from continuing operations	$1.16	$2.19	$1.33	$1.63	$(1.16)	NM	NM	$7.11	$4.04	(43%)
Citigroup's net income (loss)	$1.16	$2.19	$1.33	$1.63	$(1.16)	NM	NM	$7.00	$4.04	(42%)

Preferred dividends	$238	$277	$288	$333	$300	(10%)	26%	$1,032	$1,198	16%

Income allocated to unrestricted common shareholders - basic
Income (loss) from continuing operations	$2,253	$4,296	$2,595	$3,158	$(2,217)	NM	NM	$13,930	$7,851	(44%)
Citigroup's net income (loss)	$2,251	$4,295	$2,594	$3,160	$(2,218)	NM	NM	$13,700	$7,850	(43%)

Income allocated to unrestricted common shareholders - diluted
Income (loss) from continuing operations	$2,264	$4,307	$2,610	$3,174	$(2,217)	NM	NM	$13,971	$7,908	(43%)
Citigroup's net income (loss)	$2,262	$4,306	$2,609	$3,176	$(2,218)	NM	NM	$13,741	$7,907	(42%)

Shares (in millions):
Average basic	1,936.9	1,943.5	1,942.8	1,924.4	1,909.7	(1%)	(1%)	1,946.7	1,930.1	(1%)
Average diluted	1,955.9	1,964.1	1,968.6	1,951.7	1,909.7	(2%)	(2%)	1,964.3	1,955.8	-
Common shares outstanding, at period end	1,937.0	1,946.8	1,925.7	1,913.9	1,903.1	(1%)	(2%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(9)(10)(11)	13.03%	13.44%	13.37%	13.59%	13.3%
Tier 1 Capital ratio(9)(10)(11)	14.80%	15.31%	15.24%	15.40%	15.0%
Total Capital ratio(9)(10)(11)	15.46%	15.40%	15.84%	15.78%	15.1%
Supplementary Leverage ratio (SLR)(9)(11)(12)	5.82%	5.96%	5.97%	6.04%	5.8%
Return on average assets	0.41%	0.76%	0.47%	0.58%	(0.30%)			0.62%	0.38%
Return on average common equity	5.0%	9.5%	5.6%	6.7%	(4.5%)			7.7%	4.3%
Average tangible common equity (TCE) (in billions of dollars)	$156.9	$161.1	$164.1	$165.3	$165.2	-	5%	$155.9	$163.4	5%
Return on average tangible common equity (RoTCE)(13)	5.8%	10.9%	6.4%	7.7%	(5.1%)	(1,280) bps	(1,090) bps	8.9%	4.9%	(400) bps
Efficiency ratio (total operating expenses/total revenues, net)	72.1%	62.0%	69.8%	67.1%	91.7%	2,460 bps	1,960 bps	68.1%	71.8%	370 bps

Balance sheet data (in billions of dollars, except per share amounts):
Total assets	$2,416.7	$2,455.1	$2,423.7	$2,368.5	$2,405.3	2%	-
Total average assets	2,430.6	2,462.2	2,465.6	2,413.8	2,427.3	1%	-	2,396.0	2,442.2	2%
Total loans	657.2	652.0	660.6	666.3	689.4	3%	5%
Total deposits	1,366.0	1,330.5	1,319.9	1,273.5	1,308.7	3%	(4%)
Citigroup's stockholders' equity	201.2	208.3	208.7	209.5	205.5	(2%)	2%
Book value per share	94.06	96.59	97.87	99.28	98.71	(1%)	5%
Tangible book value per share	81.65	84.21	85.34	86.90	86.19	(1%)	6%

Direct staff (in thousands)	240	240	240	240	239	-	-

(1)	See footnote 7 on page 14.
(2)	See footnote 5 on page 14.
(3)	See footnote 4 on page 14.
(4)	See footnote 3 on page 14.
(5)	See footnote 2 on page 14.
(6)	See footnote 6 on page 14.
(7)	See footnote 8 on page 14.
(8)

2Q22 discontinued operations reflects the release of a currency translation adjustment (CTA) loss (net of hedges) recorded in Accumulated Other Comprehensive Income (AOCI) related to the substantial liquidation of a legal entity (with a non-U.S. dollar functional currency) that had previously divested a legacy business.

(9)	4Q23 is preliminary.
(10)

Citi's binding CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach, whereas Citi's binding Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. For the composition of Citi's CET1 Capital and ratio, see page 22.

(11)

Citi's regulatory capital ratios and components reflect certain deferrals based on the modified regulatory capital transition provision related to the Current Expected Credit Losses (CECL) standard. For additional information, see "Capital Resources-Regulatory Capital Treatment-Modified Transition of the Current Expected Credit Losses Methodology" in Citigroup's 2022 Annual Report on Form 10-K.

(12)	For the composition of Citi's SLR, see page 22.
(13)	TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of Citi's average TCE to Citi's total average stockholders' equity.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						4Q23 Increase/		Full	Full	FY 2023 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2022 Increase/
	2022	2023	2023	2023	2023	3Q23	4Q22	2022	2023	(Decrease)

Revenues
Interest revenue	$25,708	$29,395	$32,647	$34,837	$36,379	4%	42%	$74,408	$133,258	79%
Interest expense	12,438	16,047	18,747	21,009	22,555	7%	81%	25,740	78,358	NM
Net interest income (NII)	13,270	13,348	13,900	13,828	13,824	-	4%	48,668	54,900	13%

Commissions and fees	2,016	2,366	2,132	2,195	2,212	1%	10%	9,175	8,905	(3%)
Principal transactions	2,419	3,939	2,528	3,008	1,473	(51%)	(39%)	14,159	10,948	(23%)
Administrative and other fiduciary fees	880	896	989	971	925	(5%)	5%	3,784	3,781	-
Realized gains (losses) on investments	(7)	72	49	30	37	23%	NM	67	188	NM
Impairment losses on investments and other assets	(222)	(86)	(71)	(70)	(96)	(37%)	57%	(499)	(323)	35%
Provision for credit losses on AFS debt securities(1)	(2)	(1)	1	(1)	(3)	NM	(50%)	5	(4)	NM
Other revenue (loss)	(348)	913	(92)	178	(932)	NM	NM	(21)	67	NM
Total non-interest revenues (NIR)	4,736	8,099	5,536	6,311	3,616	(43%)	(24%)	26,670	23,562	(12%)
Total revenues, net of interest expense	$18,006	$21,447	$19,436	$20,139	$17,440	(13%)	(3%)	75,338	78,462	4%

Provisions for credit losses and for benefits and claims
Net credit losses	1,180	1,302	1,504	1,637	1,994	22%	69%	3,789	6,437	70%
Credit reserve build / (release) for loans	593	435	257	179	478	NM	(19%)	956	1,349	41%
Provision for credit losses on loans	1,773	1,737	1,761	1,816	2,472	36%	39%	4,745	7,786	64%
Provision for credit losses on held-to-maturity (HTM) debt securities	5	(17)	(4)	(3)	-	100%	(100%)	33	(24)	NM
Provision for credit losses on other assets	-	425	149	56	1,132	NM	NM	76	1,762	NM
Policyholder benefits and claims	20	24	14	25	24	(4%)	20%	94	87	(7%)
Provision for credit losses on unfunded lending commitments	47	(194)	(96)	(54)	(81)	(50%)	NM	291	(425)	NM
Total provisions for credit losses and for benefits and claims(2)	1,845	1,975	1,824	1,840	3,547	93%	92%	5,239	9,186	75%

Operating expenses
Compensation and benefits	6,618	7,538	7,388	7,424	6,882	(7%)	4%	26,655	29,232	10%
Premises and equipment	601	598	595	620	695	12%	16%	2,320	2,508	8%
Technology / communication	2,358	2,127	2,309	2,256	2,414	7%	2%	8,587	9,106	6%
Advertising and marketing	424	331	361	324	377	16%	(11%)	1,556	1,393	(10%)
Restructuring	N/A	N/A	N/A	N/A	781	NM	NM	N/A	781	NM
Other operating	2,984	2,695	2,917	2,887	4,847	68%	62%	12,174	13,346	10%
Total operating expenses	12,985	13,289	13,570	13,511	15,996	18%	23%	51,292	56,366	10%

Income (loss) from continuing operations before income taxes	3,176	6,183	4,042	4,788	(2,103)	NM	NM	18,807	12,910	(31%)
Provision for income taxes	640	1,531	1,090	1,203	(296)	NM	NM	3,642	3,528	(3%)

Income (loss) from continuing operations	2,536	4,652	2,952	3,585	(1,807)	NM	NM	15,165	9,382	(38%)
Discontinued operations(3)
Income (loss) from discontinued operations	(2)	(1)	(1)	2	(1)	NM	50%	(272)	(1)	100%
Provision (benefit) for income taxes	-	-	-	-	-	-	-	(41)	-	100%
Income (loss) from discontinued operations, net of taxes	(2)	(1)	(1)	2	(1)	NM	50%	(231)	(1)	100%

Net income (loss) before noncontrolling interests	2,534	4,651	2,951	3,587	(1,808)	NM	NM	14,934	9,381	(37%)
Net income (loss) attributable to noncontrolling interests	21	45	36	41	31	(24%)	48%	89	153	72%

Citigroup's net income (loss)	$2,513	$4,606	$2,915	$3,546	$(1,839)	NM	NM	$14,845	$9,228	(38%)

(1)	This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS securities to be included in revenue.
(2)	This total excludes the provision for credit losses on AFS securities, which is disclosed separately above.
(3)	See footnote 8 on page 1.

N/A Not applicable.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						4Q23 Increase/
	December 31,	March 31,	June 30,	September 30,	December 31,	(Decrease) from
	2022	2023	2023	2023	2023(1)	3Q23	4Q22
Assets
Cash and due from banks (including segregated cash and other deposits)	$30,577	$26,224	$25,763	$26,548	$27,342	3%	(11%)
Deposits with banks, net of allowance	311,448	302,735	271,145	227,439	233,590	3%	(25%)
Securities borrowed and purchased under agreements to resell, net of allowance	365,401	384,198	337,103	335,059	336,750	1%	(8%)
Brokerage receivables, net of allowance	54,192	55,491	60,850	66,194	56,337	(15%)	4%
Trading account assets	334,114	383,906	423,189	406,368	411,756	1%	23%
Investments
Available-for-sale debt securities	249,679	240,487	237,334	241,783	256,936	6%	3%
Held-to-maturity debt securities, net of allowance	268,863	264,342	262,066	259,456	254,247	(2%)	(5%)
Equity securities	8,040	7,749	7,745	7,759	7,902	2%	(2%)
Total investments	526,582	512,578	507,145	508,998	519,085	2%	(1%)
Loans, net of unearned income
Consumer(2)	368,067	363,696	374,591	377,714	389,197	3%	6%
Corporate(3)	289,154	288,299	286,021	288,634	300,165	4%	4%
Loans, net of unearned income	657,221	651,995	660,612	666,348	689,362	3%	5%
Allowance for credit losses on loans (ACLL)	(16,974)	(17,169)	(17,496)	(17,629)	(18,145)	(3%)	(7%)
Total loans, net	640,247	634,826	643,116	648,719	671,217	3%	5%
Goodwill	19,691	19,882	19,998	19,829	20,098	1%	2%
Intangible assets (including MSRs)	4,428	4,632	4,576	4,540	4,421	(3%)	-
Property, plant and equipment, net	26,253	27,119	27,818	27,959	28,747	3%	9%
Other assets, net of allowance	103,743	103,522	102,972	96,824	95,963	(1%)	(7%)
Total assets	$2,416,676	$2,455,113	$2,423,675	$2,368,477	$2,405,306	2%	-

Liabilities
Non-interest-bearing deposits in U.S. offices	$122,655	$123,969	$109,844	$104,061	$112,089	8%	(9%)
Interest-bearing deposits in U.S. offices	607,470	587,477	590,700	569,428	576,784	1%	(5%)
Total U.S. deposits	730,125	711,446	700,544	673,489	688,873	2%	(6%)
Non-interest-bearing deposits in offices outside the U.S.	95,182	90,404	91,899	84,663	88,988	5%	(7%)
Interest-bearing deposits in offices outside the U.S.	540,647	528,609	527,424	515,354	530,820	3%	(2%)
Total international deposits	635,829	619,013	619,323	600,017	619,808	3%	(3%)

Total deposits	1,365,954	1,330,459	1,319,867	1,273,506	1,308,681	3%	(4%)
Securities loaned and sold under agreements to resell	202,444	257,681	260,035	256,770	269,157	5%	33%
Brokerage payables	69,218	76,708	69,433	75,076	65,961	(12%)	(5%)
Trading account liabilities	170,647	185,010	170,664	164,624	155,345	(6%)	(9%)
Short-term borrowings	47,096	40,187	40,430	43,166	37,457	(13%)	(20%)
Long-term debt	271,606	279,684	274,510	275,760	286,619	4%	6%
Other liabilities(4)	87,873	76,365	79,314	69,380	75,835	9%	(14%)
Total liabilities	$2,214,838	$2,246,094	$2,214,253	$2,158,282	$2,199,055	2%	(1%)

Equity
Stockholders' equity
Preferred stock	$18,995	$20,245	$20,245	$19,495	$17,600	(10%)	(7%)
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	108,458	108,369	108,579	108,757	108,955	-	-
Retained earnings	194,734	198,353	199,976	202,135	198,905	(2%)	2%
Treasury stock, at cost	(73,967)	(73,262)	(74,247)	(74,738)	(75,238)	(1%)	(2%)
Accumulated other comprehensive income (loss) (AOCI)	(47,062)	(45,441)	(45,865)	(46,177)	(44,800)	3%	5%
Total common equity	$182,194	$188,050	$188,474	$190,008	$187,853	(1%)	3%

Total Citigroup stockholders' equity	$201,189	$208,295	$208,719	$209,503	$205,453	(2%)	2%
Noncontrolling interests	649	724	703	692	798	15%	23%
Total equity	201,838	209,019	209,422	210,195	206,251	(2%)	2%
Total liabilities and equity	$2,416,676	$2,455,113	$2,423,675	$2,368,477	$2,405,306	2%	-

(1)	December 31, 2023 is preliminary.
(2)

Consumer loans include loans managed by USPB, Wealth and All Other-Legacy Franchises (other than Mexico Small Business and Middle-Market Banking (Mexico SBMM) loans) that are included in Consumer loans.

(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises-Mexico SBMM that are included in Corporate loans.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT, REPORTING UNIT AND COMPONENT DETAILS

(In millions of dollars)

						4Q23 Increase/		Full	Full	FY 2023 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2022 Increase/
	2022	2023	2023	2023	2023	3Q23	4Q22	2022	2023	(Decrease)
Revenues, net of interest expense
Services	$4,264	$4,383	$4,545	$4,622	$4,500	(3%)	6%	$15,619	$18,050	16%
Markets	4,187	5,817	4,838	4,792	3,410	(29%)	(19%)	20,161	18,857	(6%)
Banking	778	1,141	1,134	1,344	949	(29%)	22%	5,396	4,568	(15%)
U.S. Personal Banking	4,407	4,711	4,619	4,917	4,940	-	12%	16,872	19,187	14%
Wealth	1,723	1,766	1,799	1,855	1,671	(10%)	(3%)	7,448	7,091	(5%)
All Other—managed basis(1)(2)	2,438	2,611	2,507	2,213	2,032	(8%)	(17%)	8,988	9,363	4%
Reconciling Items—Divestiture-related impacts(3)	209	1,018	(6)	396	(62)	NM	NM	854	1,346	58%
Total net revenues—reported	$18,006	$21,447	$19,436	$20,139	$17,440	(13%)	(3%)	$75,338	$78,462	4%

Income (loss) from continuing operations
Services	$1,379	$1,302	$1,224	$1,348	$797	(41%)	(42%)	$4,924	$4,671	(5%)
Markets	803	1,894	1,167	1,081	(122)	NM	NM	5,924	4,020	(32%)
Banking	(58)	66	42	170	(322)	NM	NM	383	(44)	NM
U.S. Personal Banking	54	402	461	756	201	(73%)	NM	2,770	1,820	(34%)
Wealth	175	159	64	118	5	(96%)	(97%)	950	346	(64%)
All Other—managed basis(1)(2)	70	181	86	(102)	(2,255)	NM	NM	398	(2,090)	NM
Reconciling Items—Divestiture-related impacts(3)	113	648	(92)	214	(111)	NM	NM	(184)	659	NM
Income (loss) from continuing operations—reported	2,536	4,652	2,952	3,585	(1,807)	NM	NM	15,165	9,382	(38%)

Discontinued operations	(2)	(1)	(1)	2	(1)	NM	50%	(231)	(1)	100%

Net income (loss) attributable to noncontrolling interests	21	45	36	41	31	(24%)	48%	89	153	72%

Net income (loss)	$2,513	$4,606	$2,915	$3,546	$(1,839)	NM	NM	$14,845	$9,228	(38%)

(1)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico consumer banking, small business and middle markets within Legacy Franchises. See page 14 for additional information.

(3)

Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items on Citi's Consolidated Statement of Income (page 2).

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

						4Q23 Increase/		Full	Full	FY 2023 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2022 Increase/
	2022	2023	2023	2023	2023	3Q23	4Q22	2022	2023	(Decrease)
Net interest income (including dividends)	$3,035	$3,115	$3,232	$3,426	$3,425	-	13%	$10,318	$13,198	28%
Fee revenue
Commissions and fees	717	740	785	780	813	4%	13%	2,882	3,118	8%
Other	581	605	663	632	608	(4%)	5%	2,490	2,508	1%
Total fee revenue	1,298	1,345	1,448	1,412	1,421	1%	9%	5,372	5,626	5%
Principal transactions	212	226	242	267	271	1%	28%	854	1,006	18%
All other(1)	(281)	(303)	(377)	(483)	(617)	(28%)	NM	(925)	(1,780)	(92%)
Total Non-interest revenue	1,229	1,268	1,313	1,196	1,075	(10%)	(13%)	5,301	4,852	(8%)
Total revenues, net of interest expense	4,264	4,383	4,545	4,622	4,500	(3%)	6%	15,619	18,050	16%
Total operating expenses	2,389	2,408	2,504	2,518	2,594	3%	9%	8,728	10,024	15%
Net credit losses on loans	7	6	13	27	(6)	NM	NM	51	40	(22%)
Credit reserve build / (release) for loans	1	(72)	(14)	6	127	NM	NM	128	47	(63%)
Provision for credit losses on unfunded lending commitments	(19)	7	(26)	23	(22)	NM	(16%)	24	(18)	NM
Provisions for credit losses for HTM debt securities and other assets	1	45	250	39	547	NM	NM	4	881	NM
Provision for credit losses	(10)	(14)	223	95	646	NM	NM	207	950	NM
Income from continuing operations before taxes	1,885	1,989	1,818	2,009	1,260	(37%)	(33%)	6,684	7,076	6%
Income taxes	506	687	594	661	463	(30%)	(8%)	1,760	2,405	37%
Income from continuing operations	1,379	1,302	1,224	1,348	797	(41%)	(42%)	4,924	4,671	(5%)
Noncontrolling interests	11	13	16	16	21	31%	91%	36	66	83%
Net income	$1,368	$1,289	$1,208	$1,332	$776	(42%)	(43%)	$4,888	$4,605	(6%)
EOP assets (in billions)	$599	$585	$584	$551	$585	6%	(2%)
Average assets (in billions)	577	598	583	565	581	3%	1%	$545	$582	7%
Efficiency ratio	56%	55%	55%	54%	58%	400 bps	200 bps	56%	56%	0 bps
Average allocated TCE (in billions)(2)	$22.5	$23.0	$23.0	$23.0	$23.0	-	2%	22.5	23.0	2%
RoTCE(2)	24.1%	22.7%	21.1%	23.0%	13.4%	(960) bps	(1,070) bps	21.7%	20.0%	(170) bps

Revenue by component
Net interest income	$2,534	$2,600	$2,705	$2,853	$2,869	1%	13%	$8,832	$11,027	25%
Non-interest revenue	690	726	701	643	555	(14%)	(20%)	2,947	2,625	(11%)
Treasury and Trade Solutions	3,224	3,326	3,406	3,496	3,424	(2%)	6%	11,779	13,652	16%
Net interest income	501	515	527	573	556	(3%)	11%	1,486	2,171	46%
Non-interest revenue	539	542	612	553	520	(6%)	(4%)	2,354	2,227	(5%)
Securities Services	1,040	1,057	1,139	1,126	1,076	(4%)	3%	3,840	4,398	15%
Total Services	$4,264	$4,383	$4,545	$4,622	$4,500	(3%)	6%	$15,619	$18,050	16%

Revenue by geography
North America	$1,223	$1,204	$1,295	$1,333	$1,300	(2%)	6%	$4,782	$5,132	7%
International	3,041	3,179	3,250	3,289	3,200	(3%)	5%	10,837	12,918	19%
Total	$4,264	$4,383	$4,545	$4,622	$4,500	(3%)	6%	$15,619	$18,050	16%

Key drivers (in billions of dollars, except as otherwise noted)
Average loans by reporting unit (in billions)
Treasury and Trade Solutions (TTS)	$76	$78	$79	$82	$82	-	8%	$80	$80	-
Securities Services	2	1	1	1	1	-	(50%)	2	1	(50%)
Total	$78	$79	$80	$83	$83	-	6%	$82	$81	(1%)

ACLL as a % of EOP loans(3)	0.46%	0.36%	0.32%	0.33%	0.47%	14 bps	1 bps

Average deposits by reporting unit and selected component (in billions)
Treasury and Trade Solutions (TTS)	$694	$704	$688	$676	$680	1%	(2%)	$675	$687	2%
Securities Services	131	125	125	120	122	2%	(7%)	133	123	(8%)
Total	$825	$829	$813	$796	$802	1%	(3%)	$808	$810	-

AUC/AUA (in trillions of dollars)	$22.2	$23.0	$23.6	$23.0	$25.1	9%	13%
Cross-border transaction value	$81.1	$83.0	$87.8	$87.8	$99.4	13%	23%	$311.6	$358.0	15%
U.S. dollar clearing volume (in millions)	38.2	38.3	38.8	40.0	40.2	1%	5%	148.6	157.3	6%
Commercial card spend volume	$15.4	$16.0	$17.3	$16.9	$16.6	(2%)	8%	$57.4	$66.8	16%

(1)	Services includes revenues earned by Citi that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to clients.
(2)	TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders' equity.
(3)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

MARKETS

(In millions of dollars, except as otherwise noted)

						4Q23 Increase/		Full	Full	FY 2023 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2022 Increase/
	2022	2023	2023	2023	2023	3Q23	4Q22	2022	2023	(Decrease)

Net interest income (including dividends)	$1,582	$1,562	$2,009	$1,700	$1,994	17%	26%	$5,819	$7,265	25%
Fee revenue
Brokerage and fees	328	385	331	337	328	(3%)	-	1,452	1,381	(5%)
Investment banking fees(1)	106	89	97	103	103	-	(3%)	481	392	(19%)
Other	40	40	32	32	46	44%	15%	139	150	8%
Total fee revenue	474	514	460	472	477	1%	1%	2,072	1,923	(7%)

Principal transactions	2,346	3,915	2,540	2,874	1,233	(57%)	(47%)	13,087	10,562	(19%)
All other(2)	(215)	(174)	(171)	(254)	(294)	(16%)	(37%)	(817)	(893)	(9%)
Total Non-interest revenue	2,605	4,255	2,829	3,092	1,416	(54%)	(46%)	14,342	11,592	(19%)
Total revenues, net of interest expense	4,187	5,817	4,838	4,792	3,410	(29%)	(19%)	20,161	18,857	(6%)
Total operating expenses	3,174	3,163	3,338	3,303	3,434	4%	8%	12,413	13,238	7%
Net credit losses on loans	1	4	2	(4)	30	NM	NM	(5)	32	NM
Credit reserve build / (release) for loans	35	63	(24)	124	41	(67%)	17%	80	204	NM
Provision for credit losses on unfunded lending commitments	10	(3)	(11)	3	12	NM	20%	10	1	(90%)
Provisions for credit losses for HTM debt securities and other assets	(7)	19	15	40	126	NM	NM	70	200	NM
Provision for credit losses	39	83	(18)	163	209	28%	NM	155	437	NM
Income (loss) from continuing operations before taxes	974	2,571	1,518	1,326	(233)	NM	NM	7,593	5,182	(32%)
Income taxes (benefits)	171	677	351	245	(111)	NM	NM	1,669	1,162	(30%)
Income (loss) from continuing operations	803	1,894	1,167	1,081	(122)	NM	NM	5,924	4,020	(32%)
Noncontrolling interests	16	21	19	15	12	(20%)	(25%)	52	67	29%
Net income (loss)	$787	$1,873	$1,148	$1,066	$(134)	NM	NM	$5,872	$3,953	(33%)
EOP assets (in billions)	$950	$1,009	$1,006	$996	$988	(1%)	4%
Average assets (in billions)	979	994	1,032	1,018	1,028	1%	5%	$984	$1,018	3%
Efficiency ratio	76%	54%	69%	69%	101%	3,200 bps	2,500 bps	62%	70%	800 bps
Average allocated TCE (in billions)(3)	$51.6	$53.1	$53.1	$53.1	$53.1	-	3%	51.6	53.1	3%
RoTCE(3)	6.1%	14.3%	8.7%	8.0%	(1.0%)	(900) bps	(710) bps	11.4%	7.4%	(400) bps

Revenue by component
Fixed Income markets	$3,439	$4,650	$3,729	$3,850	$2,591	(33%)	(25%)	$15,710	$14,820	(6%)
Equity markets	748	1,167	1,109	942	819	(13%)	9%	4,451	4,037	(9%)
Total	$4,187	$5,817	$4,838	$4,792	$3,410	(29%)	(19%)	$20,161	$18,857	(6%)

Rates and currencies	$2,728	$3,578	$2,780	$2,769	$1,758	(37%)	(36%)	$11,556	$10,885	(6%)
Spread products / other fixed income	711	1,072	949	1,081	833	(23%)	17%	4,154	3,935	(5%)
Total Fixed Income markets revenues	$3,439	$4,650	$3,729	$3,850	$2,591	(33%)	(25%)	$15,710	$14,820	(6%)

Revenue by geography
North America	$1,191	$2,063	$1,720	$1,923	$1,250	(35%)	5%	$6,846	$6,956	2%
International	2,996	3,754	3,118	2,869	2,160	(25%)	(28%)	13,315	11,901	(11%)
Total	$4,187	$5,817	$4,838	$4,792	$3,410	(29%)	(19%)	$20,161	$18,857	(6%)

Key drivers (in billions of dollars)
Average loans	$111	$111	$107	$108	$115	6%	4%	$111	$110	(1%)
NCLs as a % of average loans	0.00%	0.01%	0.01%	(0.01%)	0.10%	11 bps	10 bps	0.00%	0.03%	3 bps
ACLL as a % of EOP loans(4)	0.58%	0.66%	0.67%	0.76%	0.71%	(5) bps	13 bps
Average Trading account assets	$332	$349	$382	$393	$391	(1%)	18%	$334	$379	13%
Average deposits	21	23	23	24	23	(4%)	10%	21	23	10%

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Markets includes revenues earned by Citi that are subject to a revenue sharing arrangement with Banking - Corporate Lending for Investment Banking, Markets, and Services products sold to clients.
(3)	TCE and RoTCE are non - GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders’ equity.
(4)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

BANKING

(In millions of dollars, except as otherwise noted)

						4Q23 Increase/		Full	Full	FY 2023 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2022 Increase/
	2022	2023	2023	2023	2023	3Q23	4Q22	2022	2023	(Decrease)

Net interest income (including dividends)	$529	$491	$522	$544	$537	(1%)	2%	$2,057	$2,094	2%
Fee revenue
Investment banking fees(1)	607	740	573	694	706	2%	16%	3,053	2,713	(11%)
Other	46	42	39	39	38	(3%)	(17%)	174	158	(9%)
Total Fee revenue	653	782	612	733	744	2%	14%	3,227	2,871	(11%)
Principal transactions	(452)	(334)	(216)	(163)	(223)	(37%)	51%	(133)	(936)	NM
All other(2)	48	202	216	230	(109)	NM	NM	245	539	NM
Total Non-interest revenue	249	650	612	800	412	(49%)	65%	3,339	2,474	(26%)
Total revenues, net of interest expense	778	1,141	1,134	1,344	949	(29%)	22%	5,396	4,568	(15%)
Total operating expenses	845	1,232	1,262	1,220	1,155	(5%)	37%	4,471	4,869	9%
Net credit losses on loans	96	12	58	28	71	NM	(26%)	106	169	59%
Credit reserve build / (release) for loans	(153)	(66)	(112)	(29)	(163)	NM	(7%)	270	(370)	NM
Provision for credit losses on unfunded lending commitments	72	(174)	(51)	(66)	(62)	6%	NM	153	(353)	NM
Provisions for credit losses for HTM debt securities and other assets	12	87	(42)	5	339	NM	NM	20	389	NM
Provision for credit losses	27	(141)	(147)	(62)	185	NM	NM	549	(165)	NM
Income (loss) from continuing operations before taxes	(94)	50	19	186	(391)	NM	NM	376	(136)	NM
Income taxes (benefits)	(36)	(16)	(23)	16	(69)	NM	(92%)	(7)	(92)	NM
Income (loss) from continuing operations	(58)	66	42	170	(322)	NM	NM	383	(44)	NM
Noncontrolling interests	(3)	2	1	1	-	(100%)	100%	(3)	4	NM
Net income (loss)	$(55)	$64	$41	$169	$(322)	NM	NM	$386	$(48)	NM
EOP assets (in billions)	$152	$146	$147	$145	$147	1%	(3%)
Average assets (in billions)	160	155	154	150	149	(1%)	(7%)	$159	$152	(4%)
Efficiency ratio	109%	108%	111%	91%	122%	3,100 bps	1,300 bps	83%	107%	2,400 bps
Average allocated TCE (in billions)(3)	$21.7	$21.4	$21.4	$21.4	$21.4	-	(1%)	21.7	21.4	(1%)
RoTCE(3)	(1.0)%	1.2%	0.8%	3.1%	(6.0)%	(910) bps	(500) bps	1.8%	(0.2)%	(200) bps

Revenue by component
Total Investment Banking	$525	$675	$501	$693	$669	(3%)	27%	$2,510	$2,538	1%
Corporate Lending—excluding gain/(loss) on loan hedges(2)(4)	553	665	699	698	411	(41%)	(26%)	2,579	2,473	(4%)
Total Banking revenues (ex-gain/(loss) on loan hedges)(2)(4)	1,078	1,340	1,200	1,391	1,080	(22%)	-	5,089	5,011	(2%)
Gain/(loss) on loan hedges(2)(4)	(300)	(199)	(66)	(47)	(131)	NM	56%	307	(443)	NM
Total Banking revenues including gain/(loss) on loan hedges(2)(4)	$778	$1,141	$1,134	$1,344	$949	(29%)	22%	$5,396	$4,568	(15%)

Business Metrics—Investment Banking Fees
Advisory	$258	$276	$156	$299	$286	(4%)	11%	$1,332	$1,017	(24%)
Equity underwriting (Equity Capital Markets (ECM))	132	109	158	123	110	(11%)	(17%)	621	500	(19%)
Debt underwriting (Debt Capital Markets (DCM))	217	355	259	272	310	14%	43%	1,100	1,196	9%
Total	$607	$740	$573	$694	$706	2%	16%	$3,053	$2,713	(11%)

Revenue by geography
North America	$157	$370	$430	$597	$378	(37%)	NM	$2,453	$1,775	(28%)
International	621	771	704	747	571	(24%)	(8%)	2,943	2,793	(5%)
Total	$778	$1,141	$1,134	$1,344	$949	(29%)	22%	$5,396	$4,568	(15%)

Key drivers (in billions of dollars)
Average loans	$96	$93	$91	$87	$87	-	(9%)	$98	$90	(8%)
NCLs as a % of average loans	0.40%	0.05%	0.26%	0.13%	0.32%	19 bps	(8) bps	0.11%	0.19%	8 bps
ACLL as a % of EOP loans(5)	1.89%	1.86%	1.77%	1.78%	1.60%	(18) bps	(29) bps
Average deposits	2	1	1	1	1	-	(50%)	1	1	-

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Banking includes revenues earned by Citi that are subject to a revenue sharing arrangement with Banking—Corporate Lending for Investment Banking, Markets, and Services products sold to clients.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders' equity.

(4)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(5)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING
(In millions of dollars, except as otherwise noted)

						4Q23 Increase/		Full	Full	FY 2023 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2022 Increase/
	2022	2023	2023	2023	2023	3Q23	4Q22	2022	2023	(Decrease)

Net interest income	$4,736	$4,854	$4,883	$5,175	$5,238	1%	11%	$18,062	$20,150	12%
Fee revenue
Interchange fees	2,422	2,277	2,482	2,434	2,481	2%	2%	9,190	9,674	5%
Card rewards and partner payments	(2,832)	(2,590)	(2,827)	(2,777)	(2,889)	(4%)	(2%)	(10,862)	(11,083)	(2%)
Other	99	104	72	75	98	31%	(1%)	462	349	(24%)
Total fee revenue	(311)	(209)	(273)	(268)	(310)	(16%)	-	(1,210)	(1,060)	12%
All other	(18)	66	9	10	12	20%	NM	20	97	NM
Total Non-interest revenue	(329)	(143)	(264)	(258)	(298)	(16%)	9%	(1,190)	(963)	19%
Total revenues, net of interest expense	4,407	4,711	4,619	4,917	4,940	-	12%	16,872	19,187	14%

Total operating expenses	2,609	2,529	2,498	2,481	2,594	5%	(1%)	9,782	10,102	3%
Net credit losses on loans	852	1,074	1,218	1,343	1,599	19%	88%	2,918	5,234	79%
Credit reserve build / (release) for loans	867	576	303	114	471	NM	(46%)	517	1,464	NM
Provision for credit losses on unfunded lending commitments	-	-	1	(1)	1	NM	100%	(1)	1	NM
Provisions for benefits and claims, and other assets	4	(1)	3	3	3	-	(25%)	14	8	(43%)
Provisions for credit losses and for benefits and claims (PBC)	1,723	1,649	1,525	1,459	2,074	42%	20%	3,448	6,707	95%
Income (loss) from continuing operations before taxes	75	533	596	977	272	(72%)	NM	3,642	2,378	(35%)
Income taxes (benefits)	21	131	135	221	71	(68%)	NM	872	558	(36%)
Income (loss) from continuing operations	54	402	461	756	201	(73%)	NM	2,770	1,820	(34%)
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$54	$402	$461	$756	$201	(73%)	NM	$2,770	$1,820	(34%)
EOP assets (in billions)	$231	$228	$228	$231	$242	5%	5%
Average assets (in billions)	223	231	229	230	232	1%	4%	$213	$231	8%
Efficiency ratio	59%	54%	54%	50%	53%	300 bps	(600) bps	58%	53%	(500) bps
Average allocated TCE (in billions)(1)	$20.7	$21.9	$21.9	$21.9	$21.9	-	6%	20.7	21.9	6%
RoTCE(1)	1.0%	7.4%	8.4%	13.7%	3.6%	(1,010) bps	260 bps	13.4%	8.3%	(510) bps

Revenue by component
Branded Cards	$2,389	$2,472	$2,357	$2,539	$2,620	3%	10%	$8,962	$9,988	11%
Retail Services	1,421	1,610	1,643	1,728	1,636	(5%)	15%	5,469	6,617	21%
Retail Banking	597	629	619	650	684	5%	15%	2,441	2,582	6%
Total	$4,407	$4,711	$4,619	$4,917	$4,940	-	12%	$16,872	$19,187	14%

Average loans and deposits (in billions)
Average loans	$180	$184	$189	$196	$202	3%	12%	$171	$193	13%
ACLL as a % of EOP loans(2)	6.31%	6.62%	6.44%	6.36%	6.28%	(8) bps	(3) bps
Average deposits	111	111	113	110	105	(5%)	(5%)	115	110	(4%)

(1)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders' equity.

(2)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

Metrics

						4Q23 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2022	2023	2023	2023	2023	3Q23	4Q22

U.S. Personal Banking Key Indicators (in billions of dollars, except as otherwise noted)

New account acquisitions (in thousands)
Branded Cards	1,023	1,164	1,131	1,146	1,105	(4%)	8%
Retail Services	2,806	1,976	2,393	2,152	2,617	22%	(7%)
Credit card spend volume
Branded Cards	$125.3	$115.9	$126.8	$125.2	$129.5	3%	3%
Retail Services	27.1	20.8	24.8	23.3	26.0	12%	(4%)
Average loans(1)
Branded Cards	$95.4	$96.8	$99.8	$103.2	$106.6	3%	12%
Retail Services	48.0	48.8	49.0	50.2	51.6	3%	8%
Retail Banking	36.6	38.0	40.3	42.2	43.9	4%	20%
EOP loans(1)
Branded Cards	$100.2	$97.1	$103.0	$105.2	$111.1	6%	11%
Retail Services	50.5	48.4	50.0	50.5	53.6	6%	6%
Retail Banking	37.1	39.2	41.5	43.1	44.4	3%	20%
Total revenues, net of interest expenses as a % of average loans
Branded Cards	9.94%	10.36%	9.47%	9.76%	9.75%
Retail Services	11.75%	13.38%	13.45%	13.66%	12.58%
NII as a % of average loans(2)
Branded Cards	9.03%	9.36%	9.01%	9.12%	9.17%
Retail Services	16.93%	17.54%	17.44%	17.77%	16.99%
NCLs as a % of average loans
Branded Cards	1.68%	2.18%	2.47%	2.72%	3.06%
Retail Services	3.30%	4.08%	4.46%	4.53%	5.44%
Retail Banking	0.53%	0.66%	0.59%	0.59%	0.62%
Loans 90+ days past due as a % of EOP loans
Branded Cards	0.63%	0.78%	0.81%	0.92%	1.07%
Retail Services	1.56%	1.76%	1.77%	2.12%	2.36%
Retail Banking(3)	0.45%	0.42%	0.39%	0.38%	0.40%
Loans 30-89 days past due as a % of EOP loans
Branded Cards	0.69%	0.76%	0.81%	0.97%	1.03%
Retail Services	1.62%	1.66%	1.81%	2.13%	2.15%
Retail Banking(3)	0.57%	0.47%	0.57%	0.55%	0.62%
Branches (actual)	654	653	653	652	647	(1%)	(1%)
Mortgage originations	$2.7	$3.3	$4.5	$3.9	$2.8	(28%)	4%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Net interest income includes certain fees that are recorded as interest revenue.
(3)	Excludes U.S. government-sponsored agency guaranteed loans.

Reclassified to conform to the current period’s presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

						4Q23 Increase/		Full	Full	FY 2023 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2022 Increase/
	2022	2023	2023	2023	2023	3Q23	4Q22	2022	2023	(Decrease)

Net interest income	$1,166	$1,121	$1,113	$1,182	$1,044	(12%)	(10%)	$4,744	$4,460	(6%)
Fee revenue
Commissions and fees	247	305	307	302	297	(2%)	20%	1,218	1,211	(1%)
Other	198	174	207	217	210	(3%)	6%	866	808	(7%)
Total fee revenue	445	479	514	519	507	(2%)	14%	2,084	2,019	(3%)
All other	112	166	172	154	120	(22%)	7%	620	612	(1%)
Total Non-interest revenue	557	645	686	673	627	(7%)	13%	2,704	2,631	(3%)
Total revenues, net of interest expense	1,723	1,766	1,799	1,855	1,671	(10%)	(3%)	7,448	7,091	(5%)
Total operating expenses	1,585	1,626	1,660	1,711	1,647	(4%)	4%	6,058	6,644	10%
Net credit losses on loans	56	20	23	24	31	29%	(45%)	103	98	(5%)
Credit reserve build / (release) for loans	(96)	(69)	30	(19)	(27)	(42%)	72%	190	(85)	NM
Provision for credit losses on unfunded lending commitments	(19)	(6)	1	(8)	1	NM	NM	12	(12)	NM
Provisions for benefits and claims, and other assets	2	(3)	-	1	(1)	NM	NM	1	(3)	NM
Provisions for credit losses and for benefits and claims (PBC)	(57)	(58)	54	(2)	4	NM	NM	306	(2)	(101%)
Income from continuing operations before taxes	195	198	85	146	20	(86%)	(90%)	1,084	449	(59%)
Income taxes	20	39	21	28	15	(46%)	(25%)	134	103	(23%)
Income from continuing operations	175	159	64	118	5	(96%)	(97%)	950	346	(64%)
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$175	$159	$64	$118	$5	(96%)	(97%)	$950	$346	(64%)
EOP assets (in billions)	$259	$258	$241	$236	$232	(2%)	(10%)
Average assets (in billions)	258	261	251	240	234	(3%)	(9%)	$259	$247	(5%)
Efficiency ratio	92%	92%	92%	92%	99%	700 bps	700 bps	81%	94%	1,300 bps
Average allocated TCE (in billions)(1)	$13.9	$13.4	$13.4	$13.4	$13.4	-	(4%)	13.9	13.4	(4%)
RoTCE(1)	5.0%	4.8%	1.9%	3.5%	0.1%	(340) bps	(490) bps	6.8%	2.6%	(420) bps

Revenue by component
Private Bank	$599	$568	$605	$617	$542	(12%)	(10%)	$2,812	$2,332	(17%)
Wealth at Work	195	193	224	234	211	(10%)	8%	730	862	18%
Citigold	929	1,005	970	1,004	918	(9%)	(1%)	3,906	3,897	-
Total	$1,723	$1,766	$1,799	$1,855	$1,671	(10%)	(3%)	$7,448	$7,091	(5%)

Revenue by geography
North America	$966	$900	$904	$953	$858	(10%)	(11%)	$3,927	$3,615	(8%)
International	757	866	895	902	813	(10%)	7%	3,521	3,476	(1%)
Total	$1,723	$1,766	$1,799	$1,855	$1,671	(10%)	(3%)	$7,448	$7,091	(5%)

Key drivers (in billions of dollars)

EOP Client balances
Client investment assets(2)	$443	$459	$470	$471	$498	6%	12%
Deposits	325	322	315	307	323	5%	(1%)
Loans	149	150	151	151	152	1%	2%
Total	$917	$931	$936	$929	$973	5%	6%

ACLL as a % of EOP loans	0.59%	0.52%	0.54%	0.53%	0.51%	(2) bps	(8) bps

(1)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citi's total average TCE and Citi's total average stockholders' equity.

(2)	Includes Assets under management, and trust and custody assets.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)
(In millions of dollars, except as otherwise noted)

						4Q23 Increase/		Full	Full	FY 2023 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2022 Increase/
	2022	2023	2023	2023	2023	3Q23	4Q22	2022	2023	(Decrease)

Net interest income	$2,222	$2,205	$2,141	$1,801	$1,586	(12%)	(29%)	$7,668	$7,733	1%
Non-interest revenue(4)(5)(6)(7)	216	406	366	412	446	8%	NM	1,320	1,630	23%
Total revenues, net of interest expense	2,438	2,611	2,507	2,213	2,032	(8%)	(17%)	8,988	9,363	4%
Total operating expenses(8)(9)(10)	2,325	2,258	2,229	2,164	4,466	NM	92%	9,144	11,117	22%
Net credit losses on loans	186	198	198	238	236	(1%)	27%	772	870	13%
Credit reserve build / (release) for loans	(39)	-	77	(19)	92	NM	NM	(488)	150	NM
Provision for credit losses on unfunded lending commitments	4	(19)	(9)	(5)	(11)	NM	NM	120	(44)	NM
Provisions for benefits and claims, HTM debt securities and other assets	13	285	(67)	(10)	142	NM	NM	94	350	NM
Provisions for credit losses and for benefits and claims (PBC)	164	464	199	204	459	NM	NM	498	1,326	NM
Income (loss) from continuing operations before taxes	(51)	(111)	79	(155)	(2,893)	NM	NM	(654)	(3,080)	NM
Income taxes (benefits)	(121)	(292)	(7)	(53)	(638)	NM	NM	(1,052)	(990)	6%
Income (loss) from continuing operations	70	181	86	(102)	(2,255)	NM	NM	398	(2,090)	NM
Income (loss) from discontinued operations, net of taxes(11)	(2)	(1)	(1)	2	(1)	NM	50%	(231)	(1)	100%
Noncontrolling interests	(3)	9	-	9	(2)	NM	33%	4	16	NM
Net income (loss)	$71	$171	$85	$(109)	$(2,254)	NM	NM	$163	$(2,107)	NM
EOP assets (in billions)	$226	$229	$218	$209	$211	1%	(7%)
Average assets (in billions)	234	223	217	211	203	(4%)	(13%)	$236	$212	(10%)
Efficiency ratio	95%	86%	89%	98%	220%	12,200 bps	12,500 bps	102%	119%	1,700 bps
Average allocated TCE (in billions)(12)	26.5	28.3	31.3	32.5	32.4	-	22%	25.5	30.6	20%

Revenue by reporting unit and component
Asia Consumer	$576	$503	$475	$289	$257	(11%)	(55%)	$2,926	$1,524	(48%)
Mexico Consumer/SBMM	1,221	1,288	1,407	1,522	1,461	(4%)	20%	4,622	5,678	23%
Legacy Holdings Assets	32	8	5	(9)	(8)	11%	NM	(81)	(4)	95%
Corporate/Other	609	812	620	411	322	(22%)	(47%)	1,521	2,165	42%
Total	$2,438	$2,611	$2,507	$2,213	$2,032	(8%)	(17%)	$8,988	$9,363	4%

Asia Consumer - Key Indicators (in billions of dollars)
EOP loans	$13.3	$10.0	$9.1	$8.0	$7.4	(8%)	(44%)
EOP deposits	14.5	14.4	12.2	10.8	9.5	(12%)	(34%)
Average loans	13.2	12.1	9.5	8.6	7.8	(9%)	(41%)
NCLs as a % of average loans	1.23%	1.47%	1.73%	1.43%	3.87%
Loans 90+ days past due as a % of EOP loans	0.37%	0.55%	0.55%	0.61%	0.69%
Loans 30-89 days past due as a % of EOP loans	0.53%	0.65%	0.66%	0.73%	0.80%

Mexico Consumer/SBMM - Key Indicators (in billions of dollars)
EOP loans	$21.9	$24.0	$26.0	$26.0	$27.1	4%	24%
EOP deposits	36.5	38.3	40.8	40.0	42.2	6%	16%
Average loans	21.3	22.8	24.7	26.0	25.8	(1%)	21%
NCLs as a % of average loans	2.48%	2.63%	2.52%	2.95%	3.00%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.28%	1.24%	1.37%	1.32%	1.35%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.26%	1.26%	1.28%	1.33%	1.35%

Legacy Holdings Assets - Key Indicators (in billions of dollars)
EOP loans	$3.0	$2.8	$2.7	$2.5	$2.5	-	(17%)

(1)	Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.
(2)	Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's sales of its Asia consumer banking businesses and the divestiture of Mexico consumer banking, small business and middle markets within Legacy Franchises. See page 14 for additional information.

(3)Certain of the results of operations of All Other—Managed basis are non-GAAP financial measures. See page 14 for additional information.

(4)	See footnote 7 on page 14.
(5)	See footnote 5 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 2 on page 14.
(9)	See footnote 6 on page 14.
(10)	See footnote 8 on page 14.

(11)See footnote 8 on page 1.

(12)TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

						4Q23 Increase/		Full	Full	FY 2023 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2022 Increase/
	2022	2023	2023	2023	2023	3Q23	4Q22	2022	2023	(Decrease)

Net interest income	$1,302	$1,256	$1,305	$1,262	$1,187	(6%)	(9%)	$5,536	$5,010	(10%)
Non-interest revenue(4)(5)(6)(7)	527	543	582	540	523	(3%)	(1%)	1,931	2,188	13%
Total revenues, net of interest expense	1,829	1,799	1,887	1,802	1,710	(5%)	(7%)	7,467	7,198	(4%)
Total operating expenses(8)(9)(10)	1,748	1,664	1,685	1,663	1,624	(2%)	(7%)	6,994	6,636	(5%)
Net credit losses on loans	186	198	198	238	236	(1%)	27%	772	870	13%
Credit reserve build / (release) for loans	(39)	-	77	(19)	92	NM	NM	(488)	150	NM
Provision for credit losses on unfunded lending commitments	4	(19)	(9)	(5)	(11)	NM	NM	120	(44)	NM
Provisions for benefits and claims, HTM debt securities and other assets	13	174	46	(9)	153	NM	NM	91	364	NM
Provisions for credit losses and for benefits and claims (PBC)	164	353	312	205	470	NM	NM	495	1,340	NM
Income (loss) from continuing operations before taxes	(83)	(218)	(110)	(66)	(384)	NM	NM	(22)	(778)	NM
Income taxes (benefits)	(52)	(159)	(58)	24	(108)	NM	NM	(145)	(301)	NM
Income (loss) from continuing operations	(31)	(59)	(52)	(90)	(276)	NM	NM	123	(477)	NM
Noncontrolling interests	3	2	3	2	1	(50%)	(67%)	3	8	NM
Net income (loss)	$(34)	$(61)	$(55)	$(92)	$(277)	NM	NM	$120	$(485)	NM
EOP assets (in billions)	$95	$92	$91	$78	$78	-	(18%)
Average assets (in billions)	97	95	90	85	79	(7%)	(19%)	$109	$87	(20%)
Efficiency ratio	96%	92%	89%	92%	95%	300 bps	(100) bps	94%	92%	-200 bps
Allocated TCE (in billions)(11)	11.1	10.0	10.0	10.0	$10.0	-	(10%)	11.1	10.0	(10%)

Revenue by reporting unit and component
Asia Consumer	$576	$503	$475	$289	$257	(11%)	(55%)	$2,926	$1,524	(48%)
Mexico Consumer/SBMM	1,221	1,288	1,407	1,522	1,461	(4%)	20%	4,622	5,678	23%
Legacy Holdings Assets	32	8	5	(9)	(8)	11%	NM	(81)	(4)	95%
Total	$1,829	$1,799	$1,887	$1,802	$1,710	(5%)	(7%)	$7,467	$7,198	(4%)

Asia Consumer - Key Indicators (in billions of dollars)
EOP loans	$13.3	$10.0	$9.1	$8.0	$7.4	(8%)	(44%)
EOP deposits	14.5	14.4	12.2	10.8	9.5	(12%)	(34%)
Average loans	13.2	12.1	9.5	8.6	7.8	(9%)	(41%)
NCLs as a % of average loans	1.23%	1.47%	1.73%	1.43%	3.87%
Loans 90+ days past due as a % of EOP loans	0.37%	0.55%	0.55%	0.61%	0.69%
Loans 30-89 days past due as a % of EOP loans	0.53%	0.65%	0.66%	0.73%	0.80%

Mexico Consumer/SBMM - Key Indicators (in billions of dollars)
EOP loans	$21.9	$24.0	$26.0	$26.0	$27.1	4%	24%
EOP deposits	36.5	38.3	40.8	40.0	42.2	6%	16%
Average loans	21.3	22.8	24.7	26.0	25.8	(1%)	21%
NCLs as a % of average loans	2.48%	2.63%	2.52%	2.95%	3.00%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.28%	1.24%	1.37%	1.32%	1.35%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.26%	1.26%	1.28%	1.33%	1.35%

Legacy Holdings Assets - Key Indicators (in billions of dollars)
EOP loans	$3.0	$2.8	$2.7	$2.5	$2.5	-	(17%)

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's sales of its Asia consumer banking businesses and the divestiture of Mexico consumer banking, small business and middle markets within Legacy Franchises. See page 14 for additional information.

(2)	Certain of the results of operations of All Other—Managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia and EMEA that Citi intends to exit or has exited (Asia Consumer); the consumer, small business and middle-market banking (Mexico SBMM) operations in Mexico (collectively Mexico Consumer/SBMM); and Legacy Holdings Assets (primarily North America consumer mortgage loans and other legacy assets).

(4)	See footnote 7 on page 14.
(5)	See footnote 5 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 2 on page 14.
(9)	See footnote 6 on page 14.
(10)	See footnote 8 on page 14.
(11)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

						4Q23 Increase/		Full	Full	FY 2023 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2022 Increase/
	2022	2023	2023	2023	2023	3Q23	4Q22	2022	2023	(Decrease)

Net interest income	$920	$949	$836	$539	$399	(26%)	(41%)	$2,132	$2,723	28%
Non-interest revenue	(311)	(137)	(216)	(128)	(77)	40%	59%	(611)	(558)	9%
Total revenues, net of interest expense	609	812	620	411	322	(22%)	(33%)	1,521	2,165	42%
Total operating expenses	577	594	544	501	2,842	NM	(13%)	2,150	4,481	NM
Provisions for HTM debt securities and other assets	-	111	(113)	(1)	(11)	NM	(100%)	3	(14)	NM
Income (loss) from continuing operations before taxes	32	107	189	(89)	(2,509)	NM	NM	(632)	(2,302)	NM
Income taxes (benefits)	(69)	(133)	51	(77)	(530)	NM	(12%)	(907)	(689)	24%
Income (loss) from continuing operations	101	240	138	(12)	(1,979)	NM	NM	275	(1,613)	NM
Income (loss) from discontinued operations, net of taxes(2)	(2)	(1)	(1)	2	(1)	NM	NM	(231)	(1)	100%
Noncontrolling interests	(6)	7	(3)	7	(3)	NM	NM	1	8	NM
Net income (loss)	$105	$232	$140	$(17)	$(1,977)	NM	NM	$43	$(1,622)	NM
EOP assets (in billions)	$131	$137	$127	$131	$133	2%	-
Average allocated TCE (in billions)(3)	15.4	18.3	21.3	22.5	22.4	-	45%	$14.4	$21.1	47%

(1)	Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.
(2)	See footnote 8 on page 1.
(3)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE

NM Not meaningful.

Reclassified to conform to the current period's presentation.

RECONCILING ITEMS(1)

(Divestiture-related Impacts)

(In millions of dollars, except as otherwise noted)

						4Q23 Increase/		Full	Full	FY 2023 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2022 Increase/
	2022	2023	2023	2023	2023	3Q23	4Q22	2022	2023	(Decrease)

Net interest income	$-	$-	$-	$-	$-	-	-	$-	$-	-
Non-interest revenue(3)(4)(5)(7)	209	1,018	(6)	396	(62)	NM	NM	854	1,346	58%
Total revenues, net of interest expense	209	1,018	(6)	396	(62)	NM	NM	854	1,346	58%
Total operating expenses(2)(6)(8)	58	73	79	114	106	(7%)	83%	696	372	(47%)
Net credit losses on loans	(18)	(12)	(8)	(19)	33	NM	NM	(156)	(6)	96%
Credit reserve build / (release) for loans	(22)	3	(3)	2	(63)	NM	NM	259	(61)	NM
Provision for credit losses on unfunded lending commitments	(1)	1	(1)	-	-	-	100%	(27)	-	100%
Provisions for benefits and claims, HTM debt securities and other assets	-	-	-	-	-	-	-	-	-	-
Provisions for credit losses and for benefits and claims (PBC)	(41)	(8)	(12)	(17)	(30)	(76%)	27%	76	(67)	NM
Income (loss) from continuing operations before taxes	192	953	(73)	299	(138)	NM	NM	82	1,041	NM
Income taxes (benefits)	79	305	19	85	(27)	NM	NM	266	382	44%
Income (loss) from continuing operations	113	648	(92)	214	(111)	NM	NM	(184)	659	NM
Income (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$113	$648	$(92)	$214	$(111)	NM	NM	$(184)	$659	NM

(1)	Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. The Reconciling Items are fully reflected on Citi's Consolidated Statement of Income on page 2 for each respective line item.
(2)	1Q22 includes an approximate $535 million ($489 million after-tax) goodwill write-down due to re-segmentation and timing of Asia consumer banking business divestitures. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022.
(3)	3Q22 includes an approximate $616 million gain on sale recorded in revenue (approximately $290 million after various taxes) related to Citi's sale of the Philippines consumer banking business. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022
(4)	4Q22 includes an approximate $209 million (approximately $115 million after various taxes) gain on sale recorded in revenue related to Citi's sale of the Thailand consumer banking business. For additional information, see Citi's Annual Report on Form 10-K for the annual period ended December 31, 2022.
(5)	1Q23 includes an approximate $1.059 billion gain on sale recorded in revenue (approximately $727 million after various taxes) related to Citi's sale of the India consumer banking business. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023.
(6)	2Q23 includes approximately $79 million in expenses (approximately $57 million after-tax), primarily related to separation costs in Mexico and severance costs in Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023.
(7)	3Q23 includes an approximate $403 million gain on sale recorded in revenue (approximately $284 million after various taxes) related to Citi's sale of the Taiwan consumer banking business. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.
(8)	4Q23 includes approximately $106 million in operating expenses (approximately $75 million after-tax), primarily related to separation costs in Mexico and, severance costs in the Asia exit markets.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
In millions of dollars, except as otherwise noted	4Q22	3Q23	4Q23(5)	4Q22	3Q23	4Q23(5)	4Q22		3Q23		4Q23(5)
Assets
Deposits with banks	$305,658	$260,159	$251,723	$2,343	$2,645	$2,513	3.04%		4.03%		3.96%
Securities borrowed and purchased under resale agreements(6)	358,513	352,608	357,058	3,779	7,363	8,096	4.18%		8.28%		9.00%
Trading account assets(7)	277,374	345,864	354,090	2,626	3,893	4,067	3.76%		4.47%		4.56%
Investments	519,072	508,854	516,272	3,812	4,727	4,993	2.91%		3.69%		3.84%

Consumer loans	360,518	375,632	380,430	8,148	9,609	9,669	8.97%		10.15%		10.08%
Corporate loans	291,984	286,654	294,242	4,121	5,447	5,832	5.60%		7.54%		7.86%
Total loans (net of unearned income)(8)	652,502	662,286	674,672	12,269	15,056	15,501	7.46%		9.02%		9.12%
Other interest-earning assets	98,131	76,400	76,483	912	1,176	1,230	3.69%		6.11%		6.38%
Total average interest-earning assets	$2,211,250	$2,206,171	$2,230,298	$25,741	$34,860	$36,400	4.62%		6.27%		6.48%

Liabilities
Deposits	$1,131,425	$1,121,163	$1,124,798	$5,998	$9,630	$10,235	2.10%		3.41%		3.61%
Securities loaned and sold under repurchase agreements(6)	205,138	275,123	288,144	2,267	6,090	6,830	4.38%		8.78%		9.40%
Trading account liabilities(7)	121,423	111,367	106,399	681	892	878	2.23%		3.18%		3.27%
Short-term borrowings and other interest-bearing liabilities	153,326	117,435	116,054	1,420	1,956	2,056	3.67%		6.61%		7.03%
Long-term debt(9)	169,642	158,485	165,349	2,072	2,441	2,556	4.85%		6.11%		6.13%
Total average interest-bearing liabilities	$1,780,954	$1,783,573	$1,800,744	$12,438	$21,009	$22,555	2.77%		4.67%		4.97%

Net interest income as a % of average interest-earning assets (NIM)(9)				$13,303	$13,851	$13,845	2.39%		2.49%		2.46%

4Q23 increase (decrease) from:							7	bps	(3)	bps

(1)	Interest revenue and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $33 million for 4Q22, $23 million for 3Q23 and $21 million for 4Q23.
(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	4Q23 is preliminary.
(6)	Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).
(7)	Interest expense on Trading account liabilities of Services, Markets, and Banking is reported as a reduction of Interest revenue. Interest revenue and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.
(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						4Q23 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2022	2023	2023	2023	2023	3Q23	4Q22

Corporate loans by region
North America	$127.8	$125.1	$121.7	$123.0	$128.9	5%	1%
International	161.4	163.2	164.3	165.6	171.3	3%	6%
Total corporate loans	$289.2	$288.3	$286.0	$288.6	$300.2	4%	4%

Corporate loans by segment and reporting unit
Services	$76.6	$80.1	$83.6	$83.4	$84.7	2%	11%
Markets	114.2	111.5	107.2	112.8	122.2	8%	7%
Banking	91.3	89.0	87.0	84.2	84.9	1%	(7%)
All Other - Legacy Franchises - Mexico SBMM	7.1	7.7	8.2	8.2	8.4	2%	18%
Total corporate loans	$289.2	$288.3	$286.0	$288.6	$300.2	4%	4%

U.S. Personal Banking
Branded Cards	$100.2	$97.1	$103.0	$105.2	$111.1	6%	11%
Retail Services	50.5	48.4	50.0	50.5	53.6	6%	6%
Retail Banking	37.1	39.2	41.5	43.1	44.4	3%	20%
Total USPB	$187.8	$184.7	$194.5	$198.8	$209.1	5%	11%

Wealth by region
North America	$98.2	$98.9	$99.5	$101.1	$101.6	-	3%
International	51.0	51.0	51.0	49.5	49.9	1%	(2%)
Total Wealth	$149.2	$149.9	$150.5	$150.6	$151.5	1%	2%

All Other - Consumer
Asia Consumer(3)	$13.3	$10.0	$9.1	$8.0	$7.4	(8%)	(44%)
Mexico Consumer	14.8	16.3	17.8	17.8	18.7	5%	26%
Legacy Holdings Assets	3.0	2.8	2.7	2.5	2.5	-	(17%)
Total	$31.1	$29.1	$29.6	$28.3	$28.6	1%	(8%)

Total consumer loans	$368.1	$363.7	$374.6	$377.7	$389.2	3%	6%

Total loans - EOP	$657.2	$652.0	$660.6	$666.3	$689.4	3%	5%

Total loans - average	$652.5	$653.7	$653.6	$662.3	$674.7	2%	3%

NCLs as a % of total average loans	0.72%	0.81%	0.92%	0.98%	1.17%	19 bps	45 bps

(1)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises-Mexico SBMM that are included in Corporate loans.
(2)

Consumer loans include loans managed by USPB, Wealth and All Other-Legacy Franchises (other than Mexico Small Business and Middle-Market Banking (Mexico SBMM) loans) that are included in Consumer loans.

(3)	Asia Consumer also includes loans in Poland and Russia.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

EOP DEPOSITS

(In billions of dollars)

						4Q23 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2022	2023	2023	2023	2023	3Q23	4Q22
Services, Markets, and Banking by region
North America	$405.5	$394.7	$393.2	$371.5	$371.1	-	(8%)
International	439.9	424.7	425.0	410.8	429.8	5%	(2%)
Total	$845.4	$819.4	$818.2	$782.3	$800.9	2%	(5%)

Treasury and Trade Solutions	$701.3	$670.9	$671.4	$643.0	$659.5	3%	(6%)
Securities Services	119.8	124.2	124.4	113.7	119.9	5%	-
Services	$821.1	$795.1	$795.8	$756.7	$779.4	3%	(5%)
Markets	22.6	23.0	21.5	24.7	20.8	(16%)	(8%)
Banking	1.7	1.3	0.9	0.9	0.7	(22%)	(59%)
Total	$845.4	$819.4	$818.2	$782.3	$800.9	2%	(5%)

U.S Personal Banking	$112.5	$114.7	$112.3	$108.9	$103.2	(5%)	(8%)

Wealth
North America	$193.9	$192.6	$184.7	$183.8	$196.2	7%	1%
International	131.4	129.6	129.8	123.6	126.5	2%	(4%)
Total	$325.3	$322.2	$314.5	$307.4	$322.7	5%	(1%)

All Other
Legacy Franchises
Asia Consumer(1)	$14.5	$14.4	$12.2	$10.8	$9.5	(12%)	(34%)
Mexico Consumer/SBMM	36.5	38.3	40.8	40.0	42.2	6%	16%
Legacy Holdings Assets	-	-	-	-	-	-	-
Corporate/Other	31.8	21.5	21.9	24.1	30.2	25%	(5%)
Total	$82.8	$74.2	$74.9	$74.9	$81.9	9%	(1%)

Total deposits - EOP	$1,366.0	$1,330.5	$1,319.9	$1,273.5	$1,308.7	3%	(4%)

Total deposits - average	$1,361.1	$1,363.2	$1,338.2	$1,315.1	$1,319.7	-	(3%)

(1)	Asia Consumer also includes deposits of Poland and Russia.

NMNot meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

																ACLL/EOP
	Balance	Builds (releases)					FY 2022	Balance			Builds (Releases)			YTD 2023	Balance	Loans
	12/31/21	1Q22	2Q22	3Q22	4Q22	FY 2022	FX/Other	12/31/22	1Q23	2Q23	3Q23	4Q23	YTD 2023	FX/Other(1)	12/31/23	12/31/23
Allowance for credit losses on loans (ACLL)
Services	$183	$241	$(7)	$(107)	$1	$128	$45	$356	$(72)	$(14)	$6	$127	$47	$(6)	$397
Markets	588	(80)	8	117	35	80	(35)	633	63	(24)	124	41	204	(18)	819
Banking	1,470	435	(77)	65	(153)	270	(14)	1,726	(66)	(112)	(29)	(163)	(370)	(2)	1,354
Legacy Franchises corporate (Mexico SBMM)	174	5	(3)	(34)	(7)	(39)	5	140	(10)	(2)	1	1	(10)	14	144
Total corporate ACLL	$2,415	$601	$(79)	$41	$(124)	$439	$1	$2,855	$(85)	$(152)	$102	$6	$(129)	$(12)	$2,714	0.93%
U.S. Cards	$10,840	$(1,009)	$447	$303	$814	$555	$(2)	$11,393	$536	$276	$128	$466	$1,406	$(173)	$12,626	7.67%
Retail Banking	514	(87)	(6)	2	53	(38)	(29)	447	40	27	(14)	5	58	(29)	476
Total USPB	$11,354	$(1,096)	$441	$305	$867	$517	$(31)	$11,840	$576	$303	$114	$471	$1,464	$(202)	$13,102
Wealth	667	34	197	55	(96)	190	26	883	(69)	30	(19)	(27)	(85)	(30)	768
All Other - consumer	2,019	(151)	(25)	40	(54)	(190)	(433)	1,396	13	76	(18)	28	99	66	1,561
Total consumer ACLL	$14,040	$(1,213)	$613	$400	$717	$517	$(438)	$14,119	$520	$409	$77	$472	$1,478	$(166)	$15,431	3.97%
Total ACLL	$16,455	$(612)	$534	$441	$593	$956	$(437)	$16,974	$435	$257	$179	$478	$1,349	$(178)	$18,145	2.66%
Allowance for credit losses on unfunded lending commitments (ACLUC)	$1,871	$474	$(159)	$(71)	$47	$291	$(11)	$2,151	$(194)	$(96)	$(54)	$(81)	$(425)	$2	$1,728
Total ACLL and ACLUC (EOP)	18,326							19,125							19,873
Other(2)	148	(6)	27	83	5	109	(14)	243	408	145	53	1,132	1,738	(98)	1,883
Total allowance for credit losses (ACL)	$18,474	$(144)	$402	$453	$645	$1,356	$(462)	$19,368	$649	$306	$178	$1,529	$2,662	$(274)	$21,756

(1)Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02 Financial Instruments - Credit Losses (Topic 326) TDRs and Vintage Disclosures. See page 19.

(2)Includes ACL activity on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

(In millions of dollars)

						4Q23 Increase/		Full	Full	FY 2023 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2022 Increase/
	2022	2023	2023	2023	2023	3Q23	4Q22	2022	2023	(Decrease)
Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$16,309	$16,974	$17,169	$17,496	$17,629	1%	8%	$16,455	$16,974
Adjustment to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	-	(352)	-	-	-			-	(352)
Adjusted ACLL at beginning of period	16,309	16,622	17,169	17,496	17,629	1%	8%	16,455	16,622	1%
Gross credit (losses) on loans	(1,467)	(1,634)	(1,879)	(2,000)	(2,368)	(18%)	(61%)	(5,156)	(7,881)	(53%)
Gross recoveries on loans	287	332	375	363	374	3%	30%	1,367	1,444	6%
Net credit (losses) / recoveries on loans (NCLs)	(1,180)	(1,302)	(1,504)	(1,637)	(1,994)	22%	69%	(3,789)	(6,437)	70%
Replenishment of NCLs	1,180	1,302	1,504	1,637	1,994	22%	69%	3,789	6,437	70%
Net reserve builds / (releases) for loans	593	435	257	179	478	NM	(19%)	956	1,349	41%
Provision for credit losses on loans (PCLL)	1,773	1,737	1,761	1,816	2,472	36%	39%	4,745	7,786	64%
Other, net(2)(3)(4)(5)(6)(7)	72	112	70	(46)	38	NM	(47%)	(437)	174
ACLL at end of period (a)	$16,974	$17,169	$17,496	$17,629	$18,145	3%	7%	$16,974	$18,145

Allowance for credit losses on unfunded lending commitments (ACLUC)(8) (a)	$2,151	$1,959	$1,862	$1,806	$1,728	(4%)	(20%)	$2,151	$1,728

Provision (release) for credit losses on unfunded lending commitments	$47	$(194)	$(96)	$(54)	$(81)	(50%)	NM	$291	$(425)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$19,125	$19,128	$19,358	$19,435	$19,873	2%	4%	$19,125	$19,873

Total ACLL as a percentage of total loans(9)	2.60%	2.65%	2.67%	2.68%	2.66%	(2) bps	6 bps

Consumer
ACLL at beginning of period	$13,361	$14,119	$14,389	$14,866	$14,912	-	12%	$14,040	$14,119
Adjustments to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	-	(352)	-	-	-			-	(352)
Adjusted ACLL at beginning of period	13,361	13,767	14,389	14,866	14,912	-	12%	14,040	13,767	(2%)

NCLs	(1,062)	(1,280)	(1,429)	(1,579)	(1,899)	20%	79%	(3,611)	(6,187)	71%
Replenishment of NCLs	1,062	1,280	1,429	1,579	1,899	20%	79%	3,611	6,187	71%
Net reserve builds/ (releases) for loans	717	520	409	77	472	NM	(34%)	517	1,478	NM
Provision for credit losses on loans (PCLL)	1,779	1,800	1,838	1,656	2,371	43%	33%	4,128	7,665	86%
Other, net(2)(3)(4)(5)(6)(7)	41	102	68	(31)	47	NM	15%	(438)	186	NM
ACLL at end of period (b)	$14,119	$14,389	$14,866	$14,912	$15,431	3%	9%	$14,119	$15,431

Consumer ACLUC(8) (b)	$120	$101	$88	$65	$62	(5%)	(48%)	$120	$62

Provision (release) for credit losses on unfunded lending commitments	$(20)	$(17)	$(4)	$(20)	$(5)	75%	75%	$100	$(46)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$14,239	$14,490	$14,954	$14,977	$15,493	3%	9%	$14,239	$15,493

Consumer ACLL as a percentage of total consumer loans	3.84%	3.96%	3.97%	3.95%	3.97%	2 bps	13 bps

Corporate
ACLL at beginning of period	$2,948	$2,855	$2,780	$2,630	$2,717	3%	(8%)	$2,415	$2,855

NCLs	(118)	(22)	(75)	(58)	(95)	64%	(19%)	(178)	(250)	40%
Replenishment of NCLs	118	22	75	58	95	64%	(19%)	178	250	40%
Net reserve builds / (releases) for loans	(124)	(85)	(152)	102	6	(94%)	NM	439	(129)	NM
Provision for credit losses on loans (PCLL)	(6)	(63)	(77)	160	101	(37%)	NM	617	121	(80%)
Other, net(2)	31	10	2	(15)	(9)	40%	NM	1	(12)
ACLL at end of period (c)	$2,855	$2,780	$2,630	$2,717	$2,714	-	(5%)	$2,855	$2,714

Corporate ACLUC(8) (c)	$2,031	$1,858	$1,774	$1,741	$1,666	(4%)	(18%)	$2,031	$1,666

Provision (release) for credit losses on unfunded lending commitments	$67	$(177)	$(92)	$(34)	$(76)	NM	NM	$191	$(379)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,886	$4,638	$4,404	$4,458	$4,380	(2%)	(10%)	$4,886	$4,380

Corporate ACLL as a percentage of total corporate loans(9)	1.01%	0.98%	0.94%	0.97%	0.93%	(4) bps	(8) bps

Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

The following footnotes relate to the table on the preceding page (page 19):

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02 Financial Instruments - Credit Losses (Topic 326) TDRs and Vintage Disclosures.
(2)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.
(3)	4Q22 primarily relates to FX translation.
(4)	1Q23 primarily relates to FX translation.
(5)	2Q23 primarily relates to FX translation.
(6)	3Q23 primarily relates to FX translation.
(7)	4Q23 primarily relates to FX translation.
(8)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(9)	Excludes loans that are carried at fair value of $5.4 billion, $5.1 billion, $5.8 billion, $7.4 billion, and $7.6 billion, December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023, and December 31, 2023, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						4Q23 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2022	2023	2023	2023	2023	3Q23	4Q22

Corporate non-accrual loans by region(1)
North America	$138	$285	$358	$934	$978	5%	NM
International	984	928	903	1,041	904	(13%)	(8%)
Total	$1,122	$1,213	$1,261	$1,975	$1,882	(5%)	68%

Corporate non-accrual loans by segment and component(1)
Banking	$757	$833	$799	$946	$799	(16%)	6%
Services	153	133	123	94	103	10%	(33%)
Markets	13	38	133	743	791	6%	NM
Mexico SBMM	199	209	206	192	189	(2%)	(5%)
Total	$1,122	$1,213	$1,261	$1,975	$1,882	(5%)	68%

Consumer non-accrual loans(1)
U.S. Personal Banking	$282	$287	$276	$280	$291	4%	3%
Wealth	259	321	260	287	288	-	11%
Asia Consumer(2)	30	29	24	25	22	(12%)	(27%)
Mexico Consumer	457	480	498	463	479	3%	5%
Legacy Holdings Assets - Consumer	289	278	263	247	235	(5%)	(19%)
Total	$1,317	$1,395	$1,321	$1,302	$1,315	1%	-

Total non-accrual loans (NAL)	$2,439	$2,608	$2,582	$3,277	$3,197	(2%)	31%

Other real estate owned (OREO)(3)	$15	$21	$31	$37	$36	(3%)	NM

NAL as a percentage of total loans	0.37%	0.40%	0.39%	0.49%	0.46%	(3) bps	9 bps

ACLL as a percentage of NAL	696%	658%	678%	538%	568%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.

(2)	Asia Consumer also includes Non-accrual assets of Poland and Russia.
(3)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

						Full	Full
	December 31,	March 31,	June 30,	September 30,	December 31,	Year	Year
Common Equity Tier 1 Capital Ratio and Components (1)	2022	2023	2023	2023	2023(2)	2022	2023
Citigroup common stockholders' equity (3)	$182,325	$188,186	$188,610	$190,134	$187,937
Add: qualifying noncontrolling interests	128	207	209	193	208
Regulatory capital adjustments and deductions:
Add:
CECL transition provision (4)	2,271	1,514	1,514	1,514	1,514
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(2,522)	(2,161)	(1,990)	(1,259)	(1,406)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	1,441	1,037	307	625	(383)
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	19,007	18,844	18,933	18,552	18,778
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,411	3,607	3,531	3,444	3,349
Defined benefit pension plan net assets; other	1,935	1,999	2,020	1,340	1,317
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(7)	12,197	11,783	11,461	11,219	11,580
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(7)(8)	325	1,045	1,828	1,786	2,936
Common Equity Tier 1 Capital (CET1)	$148,930	$153,753	$154,243	$156,134	$153,488
Risk-Weighted Assets (RWA)(4)	$1,142,985	$1,144,359	$1,153,450	$1,148,550	$1,152,800
Common Equity Tier 1 Capital ratio (CET1/RWA)	13.03%	13.44%	13.37%	13.59%	13.3%

Supplementary Leverage Ratio and Components
Common Equity Tier 1 Capital (CET1)(4)	$148,930	$153,753	$154,243	$156,134	$153,488
Additional Tier 1 Capital (AT1)(6)	20,215	21,496	21,500	20,744	18,909
Total Tier 1 Capital (T1C) (CET1 + AT1)	$169,145	$175,249	$175,743	$176,878	$172,397
Total Leverage Exposure (TLE)(4)	$2,906,773	$2,939,744	$2,943,546	$2,927,392	$2,960,105
Supplementary Leverage ratio (T1C/TLE)	5.82%	5.96%	5.97%	6.04%	5.8%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders' equity	$182,194	$188,050	$188,474	$190,008	$187,853
Less:
Goodwill	19,691	19,882	19,998	19,829	20,098
Intangible assets (other than MSRs)	3,763	3,974	3,895	3,811	3,730
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	589	246	246	49	-
Tangible common equity (TCE)(9)	$158,151	$163,948	$164,335	$166,319	$164,025
Common shares outstanding (CSO)	1,937.0	1,946.8	1,925.7	1,913.9	1,903.1
Book value per share (common equity/CSO)	$94.06	$96.59	$97.87	$99.28	$98.71
Tangible book value per share (TCE/CSO)(9)	$81.65	$84.21	$85.34	$86.90	$86.19

Average TCE (in billions of dollars)(9)
Services	$22.5	$23.0	$23.0	$23.0	$23.0	$22.5	$23.0
Markets	51.6	53.1	53.1	53.1	53.1	51.6	53.1
Banking	21.7	21.4	21.4	21.4	21.4	21.7	21.4
U.S. Personal Banking	20.7	21.9	21.9	21.9	21.9	20.7	21.9
Wealth	13.9	13.4	13.4	13.4	13.4	13.9	13.4
All Other	26.5	28.3	31.3	32.5	32.4	25.5	30.6
Total Citi average TCE	$156.9	$161.1	$164.1	$165.3	$165.2	$155.9	$163.4

Plus:
Average Goodwill	$19.1	$18.7	$20.0	$19.9	$20.4	$19.4	$20.1
Average Intangible assets (other than MSRs)	3.8	3.9	3.9	3.9	3.8	4.0	3.9
Average Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	0.7	0.4	0.2	0.1	-	0.8	0.3
Total Citi average common stockholders' equity (in billions of dollars)	$180.5	$184.1	$188.2	$189.2	$189.4	$180.1	$187.7

(1)	See footnote 10 on page 1.
(2)	December 31, 2023 is preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	See footnote 11 on page 1.
(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(7)

Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit and general business credit tax carry-forwards and DTAs arising from timing differences (future deductions) that are deducted from CET1 capital exceeding the 10% limitation.

(8)

Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(9)	TCE and TBVPS are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.